Ex. 10.1

VOTING AGREEMENT

This VOTING AGREEMENT, dated as of October 21, 2007 (the “Agreement”), is by and among ADC Telecommunications, Inc., a Minnesota corporation (“Parent”), and each Stockholder of LGC Wireless, Inc., a Delaware corporation (the “Company”), whose signature is set forth on the signature pages to this Agreement (each a “Stockholder” and, collectively, the “Stockholders”). Capitalized terms which are used but not defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

WITNESSETH:

WHEREAS, concurrently with the delivery of this Agreement, Parent and the Company are entering into an Agreement and Plan of Merger (the “Merger Agreement”), which provides for Hazeltine Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), to be merged with and into the Company in accordance with the Delaware General Corporation Law and the terms of the Merger Agreement, as a result of which the Company will be the surviving corporation and will be a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, the execution of this Agreement by the Stockholders is a condition to Parent’s willingness to enter into the Merger Agreement on the terms contained therein;

WHEREAS, the Stockholders own in the aggregate over 50% of the Company Capital Stock issued and outstanding on a fully-diluted, as converted basis; and

WHEREAS, the Stockholders desire that the Company and Parent consummate the Merger contemplated by the Merger Agreement and are willing to enter into this Agreement to induce Parent to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, agree as follows:

1. Agreement to Vote, Not to Tender. At such time as the Company convenes a meeting of, solicits written consents from or otherwise seeks a vote of, the Company’s stockholders for the purpose of considering and approving the Merger and the other transactions contemplated by the Merger Agreement, each of the Stockholders hereby agrees to vote all shares of Company Capital Stock owned or hereafter acquired by such Stockholder as of the time of such meeting or written consent (whether held directly or beneficially) in favor of the Merger and the other transactions contemplated by the Merger Agreement and all other actions necessary or desirable for the consummation of the Merger. In addition, during the term hereof, each of the Stockholders further agrees to vote all such shares against any other transaction presented to the stockholders of the Company that could have the effect of impeding the ability of Parent and the Company to consummate the Merger. Furthermore, during the term hereof, each Stockholder agrees not to tender, sell or otherwise transfer such Stockholder’s shares of Company Capital Stock or warrants, options or other rights to acquire Company Capital Stock to any third party.

2. IRREVOCABLE PROXY. EACH STOCKHOLDER HEREBY GRANTS TO AND APPOINTS MERGER SUB AND THE PRESIDENT OF MERGER SUB AND THE SECRETARY OF MERGER SUB, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF MERGER SUB, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF MERGER SUB, AND ANY OTHER DESIGNEE OF MERGER SUB, EACH OF THEM INDIVIDUALLY, THE STOCKHOLDER’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE STOCKHOLDER’S SHARES OF COMPANY CAPITAL STOCK IN ACCORDANCE WITH SECTION 1 HEREOF. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THIS AGREEMENT IS TERMINATED PURSUANT TO SECTION 8 HEREOF. THE STOCKHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY IT WITH RESPECT TO THE STOCKHOLDER’S SHARES OF COMPANY CAPITAL STOCK. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT, THE IRREVOCABLE PROXY GRANTED HEREUNDER SHALL AUTOMATICALLY TERMINATE UPON THE TERMINATION OF THIS AGREEMENT.

3. Limitation. Each Stockholder shall retain at all times the right to vote such Stockholder’s shares of Company Capital Stock in that stockholder’s sole discretion on all matters, other than those set forth in Section 1, that are at any time or from time to time presented for consideration by the Company’s Stockholders generally and the proxy granted pursuant to Section 2 hereof shall be inapplicable in such circumstances.

4. No Negotiations. Subject to Section 6.5 of the Merger Agreement, from and after the date of the Merger Agreement until the earlier to occur of the Closing Date or termination of the Merger Agreement pursuant to its terms, the undersigned Stockholder shall not directly (i) solicit, initiate or knowingly encourage the submission of any Takeover Proposal from any Person (including any of its or their officers or employees, representatives, agents, or affiliates), other than the Parent or its affiliates or representatives, (ii) participate in any discussions or negotiations regarding, or furnish to any other Person (other than the Parent or its affiliates or representatives) any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or knowingly encourage any effort or attempt by any other Person to do or seek any of the foregoing or (iii) approve, endorse or recommend any Takeover Transaction (except to the extent specifically permitted pursuant to Section 6.5 of the Merger Agreement), or (iv) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any possible or proposed Takeover Proposal. In addition, from and after the date of this Agreement until the earlier to occur of the Effective Time or termination of the Merger Agreement pursuant to its terms, each Stockholder shall not, directly or indirectly, make or authorize any public statement, recommendation or solicitation in support of any proposal made by any person, entity or group (other than Parent) relating to any of the foregoing.

5. Representations, Warranties and Covenants of the Stockholders. The Stockholders severally, but not jointly, hereby represent and warrant to Parent that:

(a) Each Stockholder has the requisite legal capacity and authority to execute and deliver this Agreement, to perform the obligations of the Stockholder under this Agreement and to consummate the transactions contemplated by this Agreement. If the Stockholder is not an individual, it has taken all required actions to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder enforceable in accordance with its terms, except to the extent that enforceability thereof may be limited by bankruptcy and other similar laws and general principles of equity or public policy;

(b) Each Stockholder’s execution, delivery and performance of this Agreement will not result in the creation of any Lien upon any of the shares of Company Capital Stock held by such Stockholder under any of the terms, conditions or provisions of any contract to which such Stockholder is a party;

(c) No filing or registration with or notification to and no permit, authorization, consent or approval of, any court, commission, governmental body, regulatory authority, agency or tribunal wherever located is required to be obtained, made or given by any Stockholder in connection with the execution, delivery and performance by any Stockholder of this Agreement; and

(d) Schedule 1 to this Agreement correctly sets forth the number of shares of Company Capital Stock, options, warrants and any other rights to acquire Company Capital Stock held or owned by each Stockholder as of the date of this Agreement. Each Stockholder has, and will have as of the Effective Time, good title to all of the shares of Company Capital Stock set forth below his, her or its name on the signature page hereto which, as of the Effective Time, will be free and clear of all liens, security interests and encumbrances or any restrictions on transfer. Each Stockholder understands and agrees that any shares of Company Capital Stock it acquires after the date hereof and before the Effective Time (by exercise of any options, warrants and any other rights to acquire Company Capital Stock) will be subject to the requirements in Section 1 herein.

6. Capacity. The parties hereby agree that the Stockholders are executing this Agreement solely in their capacity as Stockholders of the Company. Nothing contained in this Agreement shall limit or otherwise affect the conduct or exercise of any Stockholder’s fiduciary duties as an officer or director of the Company.

7. Further Assurances. Each Stockholder will, upon the request of Parent, execute and deliver such documents and take such action reasonably requested by Parent to effectuate the purposes of this Agreement and to consummate the transactions contemplated by the Merger Agreement.

8. Termination. This Agreement shall terminate upon the earlier of (a) the Effective Time or (b) the termination of the Merger Agreement in accordance with its terms. In the event this Agreement is terminated in accordance with the preceding sentence, this Agreement (and the proxy granted hereby) shall immediately become void, there shall be no liability under this Agreement on the part of Parent, its officers or directors or the Stockholders, and all rights and obligations of the parties to this Agreement shall cease.

9. Expenses. Each party hereto shall pay its own expenses incurred in connection with this Agreement, except as otherwise specified in the Merger Agreement.

10. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, without the necessity of proving damages or posting any bond, and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

11. Notice. Unless otherwise provided in this Agreement, all notices and other communications under this Agreement shall be in writing and may be given by any of the following methods: (a) personal delivery (with written confirmation of receipt); (b) registered or certified mail, postage prepaid (receipt requested); (c) overnight delivery service (receipt requested); or (d) by facsimile, telecopy or other electronic transmission device (with receipt acknowledgement, provided that such acknowledgement does not include an acknowledgement generated automatically by a facsimile, telecopy or other electronic transmission device). Such notices and communications shall be sent to the appropriate party at its address given below or at such other address for such party as shall be specified by notice given under this Agreement (and shall be deemed given upon receipt by such party or upon actual delivery to the appropriate address):

(a) if to a Stockholder:

To the addresses set forth on Schedule 1 hereto

with a copy to:

Scott D. Elliott, Esq.
Ropes & Gray LLP
One Embarcadero Center
Suite 2200
San Francisco, CA 94111
Fax: (415) 315-4834

(b) if to Parent:

ADC Telecommunications, Inc.
P.O. Box 1101
Minneapolis, MN 55440-1101
Attention: Office of the General Counsel
Fax: (952) 917-0893

with a copy to:

Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Attention: Robert A. Rosenbaum
Fax: (612) 340-7800

12. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the Stockholders, Parent or Merger Sub, or their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

13. Entire Agreement; Amendments. This Agreement, together with the Merger Agreement and the other documents referred to therein, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, both written or oral, between the parties with respect to the subject matter hereof. This Agreement may not be changed, amended or modified orally, but only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

14. Assignment. No party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties hereto.

15. Interpretation. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of articles and sections herein are for convenience of reference, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

16. Counterparts. This Agreement may be executed via facsimile in two or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

18. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

19. Stockholders’ Representative. Each of the undersigned Stockholders acknowledges the appointment of Robert R. Ackerman, Jr. as the Stockholders’ Representative in accordance with the Merger and the Merger Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

ADC TELECOMMUNICATIONS, INC.

By: /s/ Robert E. Switz
Print Name: Robert E. Switz
Title: President & CEO

Address: 13625 Technology Drive

Eden Prairie, MN 55344

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

ASSOCIATED VENTURE INVESTORS III, L.P.

By:	AVI Management Partners, III, L.P., Its General Partner
By:	/s/ Brian Grossi

Print Name: Brian Grossi Title: General Partner

Address: c/o Shirley Wong
130 Lytton Ave, Suite 210, Palo Alto, CA 94302
cc: 27345 Deer Springs Way, Los Altos Hills, CA 94022

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

AVI CAPITAL, L.P.

By:	AVI Capital Management, L.P., Its General Partner
By:	/s/ Brian Grossi

Print Name: Brian Grossi Title: General Partner

Address: c/o Shirley Wong
130 Lytton Ave, Suite 210, Palo Alto, CA 94302
cc: 27345 Deer Springs Way, Los Altos Hills, CA 94022

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

AVI SILICON VALLEY PARTNERS, L.P.

By:	AVI Management Partners, L.P., Its General Partner
By:	/s/ Brian Grossi

Print Name: Brian Grossi Title: General Partner

Address: c/o Shirley Wong
130 Lytton Ave, Suite 210, Palo Alto, CA 94302
cc: 27345 Deer Springs Way, Los Altos Hills, CA 94022

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

MAYFIELD ASSOCIATES FUND III
a California Limited Partnership

By: Mayfield VIII Management, LLC
a Delaware Limited Liability Company,
Its General Partner

By: /s/ Yogan K. Dalal
Title: Managing Member

Address: 2800 Sand Hill Road, Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

MAYFIELD VIII
a California Limited Partnership

By: Mayfield VIII Management, LLC
A Delaware Limited Liability Company,
Its General Partner

By: /s/ Yogan K. Dalal
Title: Managing Member

Address: 2800 Sand Hill Road, Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

WIRELESS TRUST

By: /s/ James T. Beck

Its: Administrative Trustee

Name: James T. Beck
Title: Administrative Trustee
Address: 2800 Sand Hill Road, Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

WIRELESS TRUST II

By: /s/ James T. Beck

Its: Administrative Trustee

Name: James T. Beck
Title: Administrative Trustee
Address: 2800 Sand Hill Road, Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

WIRELESS TRUST III

By: /s/ James T. Beck

Its: Administrative Trustee

Name: James T. Beck
Title: Administrative Trustee
Address: 2800 Sand Hill Road, Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

OMERS ADMINISTRATION CORPORATION

(formerly, Ontario Municipal Employees Retirement System)

By: /s/ John W. Macdonald
Print Name: John W. Macdonald
Title: Executive Vice President, Chief Operating Officer

By: /s/ Patrick G. Crowley
Print Name: Patrick G. Crowley
Title: Chief Financial Officer

Address: One University Ave, Suite 1200
Toronto, ON M5J2P1, Canada

With a copy to:
c/o OMERS Capital Partners Inc.

Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, CANADA M5J2J2, Att: Chantal Thibault
Fax: 416-864-3255

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

CRYSTAL INTERNET VENTURE FUND II (BVI), L.P.
By: Crystal Venture II, Ltd.

By: /s/ Daniel Kellogg
Print Name: Daniel Kellogg
Title: V.P.

Address: 1120 Chester Ave; #418, Cleveland, OH 44114

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

CRYSTAL INTERNET VENTURE FUND II (BVI)
CRYSTAL VISION, L.P.

By: Crystal Venture II, Ltd.

By: /s/ Daniel Kellogg
Print Name: Daniel Kellogg
Title: V.P.

Address: 1120 Chester Ave; #418, Cleveland, OH 44114

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

MEDIA TECHNOLOGY EQUITY PARTNERS, L.P.

By: /s/ Robert R. Ackerman, Jr.
Print Name: Robert R. Ackerman, Jr.
Title: MANAGING MEMBER OF THE GENERAL PARTNER

Address: 130 Lytton Avenue; Suite 210
Palo Alto, California 94301

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

MEDIA TECHNOLOGY ENTREPRENEURS FUND II, L.P.

By: /s/ Robert R. Ackerman, Jr.
Print Name: Robert R. Ackerman, Jr.
Title: Managing member of the general partner

Address: 130 Lytton Avenue; Suite 210
Palo Alto, California 94301

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

FORTUNETECH SEED FUND LTd.

By: /s/ Philip Wang
Print Name: Philip Wang
Title: President

Address: 1731 Technology Drive, Suite 760, San Jose, CA 95110
535 Middlefield Rd., Suite 280, Menlo Park, CA 94025

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

FORTUNE TECHNOLOGY FUND I LTD.

By: /s/ Chew Lo-Hou
Print Name: Chew Lo-Hou
Title: Chairman

Address: #05-04 Goldbell Towers, 47 Scotts Road, Singapore 228233

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

FORTUNE TECHNOLOGY FUND II LTD.

By: /s/ Chew Low-Hou
Print Name: Chew Low-Hou
Title: Chairman

Address: #05-04 Goldbell Towers, 47 Scotts Road, Singapore 228233

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

RANDOLPH ASSOCIATES

By: /s/ Mathew E. Steinmetz
Print Name: Mathew E. Steinmetz
Title: PARTER
Address: 200 E. RANDOLPH DRIVE, CHICAGO, IL 60601

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

WAVELAND TECHNOLOGY PARTNERS, L.P.

By: /s/ Ryan W. Siemens
Print Name: Ryan W. Siemens
Title: MANAGER, WAVELAND VENTURE PARTNERS, LLC HS GP

Address: 19800 MACARTHUR BLVD, STE 650, IRVINE CA 92612

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

IADF CAPITAL PARTNERS LTD.

By: /s/ Jon Goldberg
Print Name: Jon Goldberg
Title: PARTNER

Address: 1436 N. ASTER, CHICAGO, IL 60610

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

FOR AND ON BEHALF OF
UOB HERMES ASIA TECHNOLOGY FUND

By: /s/ Kian Wee Seah
Name: Kian-Wee Seah
Title: Deputy Managing Director of

UOB Venture Management PTE Ltd
Address: 80 Raffles Place, #30-20, UOB Plaza 2, Singapore 048624, Singapore

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

REMBRANDT VENTURE PARTNERS II, L.P.

By: /s/ Richard Ling
Name: Richard Ling
Title: Managing Member

Address: 2200 Sand Hill Road, Menlo Park, California 94025

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

ALVARION INC.

By: /s/ Greg Daily
Print Name: Greg Daily
Title: President

Address: 2495 Leghorn Street, Mountain View, CA 94043

REVIEWED/APPROVED:

/s/ Lior Barak

Lior Barak, VP Finance

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

By:	/s/ Ian Sugarbroad

IAN SUGARBROAD

Address: 2540 Junction Ave, San Jose, CA 95134

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

By: /s/ Mike Frausing

Mike Frausing

Address: 2540 JUNCTION AVE, SAN JOSE CA 95134

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

By: /s/ John O’Connell

John O’connell

Address: 26912 Eleua Rd., Los Altos Hills, Ca 94022

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

BY: /S/ John Niedermaier
JOHN NIEDERMAIER
Address: 2540 JUNCTION AVE, SAN JOSE, CA 95134